Exhibit 10.20

Pursuant to Regulation S-K Item 601(b)(10), certain information identified herein in brackets has been excluded from this Exhibit 10.20 because it is both not material to the Registrant and would likely cause competitive harm to the Registrant if publicly disclosed.

AMENDMENT

TENTH TO

TERMINALING SERVICES AGREEMENT – SOUTHEAST AND COLLINS/PURVIS

THIS TENTH AMENDMENT TO TERMINALING SERVICES AGREEMENT – SOUTHEAST AND COLLINS/PURVIS (this “Tenth Amendment”) is effective as of June 1, 2019 by and between TRANSMONTAIGNE PARTNERS LLC, a Delaware limited liability company, on behalf of itself and its Affiliates (“Owner”), and NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Customer”). Owner and Customer are sometimes referred to herein collectively as the “Parties” and individually as a “Party.”

RECITALS

A.        Owner and Customer previously entered into the Terminaling Services Agreement - Southeast and Collins/Purvis, dated as of January 1, 2008, as amended by the First Amendment to Terminaling Services Agreement - Southeast and Collins/Purvis, effective January 1, 2008, the Second Amendment to Terminaling Services Agreement - Southeast and Collins/Purvis, effective June 1, 2009, the Third Amendment to Terminaling Services Agreement - Southeast and Collins/Purvis, effective December 22, 2009, the Fourth Amendment to Terminaling Services Agreement - Southeast and Collins/Purvis, dated as of April 14, 2010, the Fifth Amendment to Terminaling Services Agreement - Southeast and Collins/Purvis, dated as of March 15, 2012, the Sixth Amendment to Terminaling Services Agreement - Southeast and Collins/Purvis, dated as of July 16, 2013, the Seventh Amendment to Terminaling Services Agreement - Southeast and Collins/Purvis, dated as of December 20, 2013, the Eighth Amendment to Terminaling Services Agreement - Southeast and Collins/Purvis, dated as of November 4, 2014 and the Amendment No. 9 to Terminaling Services Agreement - Southeast and Collins/Purvis, dated as of March 1, 2016  (collectively, the “Original TSA”); and

B.         Owner and Customer desire to amend the Original TSA in certain respects.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.   ARTICLE I: CONSTRUCTION

1.1.      Defined Terms. Capitalized terms and references used but not otherwise defined in this Tenth Amendment have the respective meanings given to such terms in the Original TSA.

1.2.      Headings. All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Tenth Amendment.

1.3.      References. Each reference in the Original TSA to “this Agreement”, “herein” or words of like import referring to such Original TSA shall mean and be a reference to the Original TSA, as amended by this Tenth Amendment, and “thereunder”, “thereof’ or words of like import shall mean and be a reference to the Original TSA, as amended by this Tenth Amendment. Any notices, requests, certificates and other documents executed and delivered on or after the date hereof may refer to the Original TSA without making specific reference to this Tenth Amendment, but nevertheless all such references shall mean the Original TSA as amended by this Tenth Amendment.

2.   ARTICLE II: AMENDMENT TO AGREEMENT.

2.1.      Section 9.2 (b) of the Original TSA is deleted in its entirety and replaced with the following:

“To the extent that the revenues received by Owner for net Product gains attributable to the terminals pursuant to the provisions of this Agreement in any Contract Year during the Term hereof exceed the sum of $[***], Owner agrees to pay over to Customer a sum equal to fifty percent (50%) of any such excess (the “Gain Settlement Amount”), no later than ten (10) Business Days after (i) the final annual invoice related to Product gains has been paid by Customer, (ii) the Parties have finally settled all disputes regarding Product gains and losses during the subject Contract Year and (iii) the Parties have agreed to the Gain Settlement Amount.  In the event that the foregoing conditions are not satisfied as of February 10 of any year, Owner will make a payment to Customer in an amount equal to that portion of the Gain Settlement Amount to which the Parties have mutually agreed not later than February 28 of that same year and the Parties shall continue negotiations to determine the remaining amount of the Gain Settlement Amount, if any. Payments made pursuant to this section shall be by wire transfer of immediately available U.S. funds to an account designated by Customer in writing.”

2.2.      Sections 22.3 and 22.4 of the Original TSA are deleted in their entirety and replaced with the following:

“22.3.  Southeast Terminals – Additional Customer Projects.

Generally.  Customer may, from time to time, propose to Owner improvements to Owner’s existing facilities that have a capital cost of $[***] or less (each, a “Customer Project”) at various sites located at any of the Southeast Terminals other than proposals to refurbish currently out of service storage capacity at the Identified Southeast Terminals which proposal will also include Customer’s estimate of the volumes of Customer’s Product utilizing such improvements.  The “Identified Southeast Terminals” means Owner’s terminals in Charlotte, NC, Greensboro, NC (Piedmont Terminal)  and Spartanburg, SC that are subject to this

[***] Denotes redacted information	2

Agreement.  Within thirty (30) days following Owner’s receipt of such a proposal, Owner shall prepare and deliver to Customer an estimate (a “Preliminary Estimate”) setting forth the estimated costs to design, engineer, construct, install, complete and place into service such Customer Project, the incremental operating costs that Owner expects to incur in connection with such Customer Project, and an estimate of the Additional Throughput Fee Amount payable upon the completion of the Customer Project as described below.  For the avoidance of doubt, Owner will provide the Preliminary Estimate to Customer at no cost.  Within fifteen (15) days following its receipt of the Preliminary Estimate, Customer shall either accept or reject such Preliminary Estimate.  If Customer fails to deliver to Owner its acceptance or rejection of the Preliminary Estimate within such 15-day period, it will be deemed to have rejected the Preliminarily Estimate.

If Customer accepts the Preliminary Estimate, Owner shall develop and deliver to Customer an authority for expenditure (a “Project AFE”) within ninety (90) days of Customer’s acceptance of the Preliminary Estimate.  Within fifteen (15) days following its receipt of the Project AFE, Customer shall either accept or reject such Project AFE.  If Customer fails to deliver to Owner its acceptance or rejection of the Project AFE within such 15-day period, it will be deemed to have rejected the Project AFE. In the event that Customer rejects or is deemed to have rejected the Project AFE, Customer shall reimburse Owner for [***] % of the costs and fees Owner actually incurs (including but not limited to any preliminary engineering, design and in-house costs) in developing the Project AFE (the “AFE Fees”).

If Customer accepts the Project AFE, then Owner shall utilize its commercially reasonable efforts to undertake, or cause to be undertaken, the design, engineering, construction, installation, completion and placing in service of the Customer Project.  Owner shall commence such Customer Project reasonably promptly following the acceptance of a Project AFE, and in any event within sixty (60) days thereof.  Owner shall undertake and conduct, or cause to be undertaken and conducted, such construction, installation and completion in a workmanlike manner and in accordance with applicable industry standards and Applicable Law.  All improvements, alterations or additions to a Terminal made in connection with a Customer Project will be the property of Owner, and Customer will have no rights thereto except as set forth herein.  Owner shall be responsible for obtaining all necessary consents and permits in connection therewith. After commencement of construction, Owner, no less than quarterly, shall provide Customer with a written construction/completion date report outlining construction progress to date, budget updates and such other information as Customer may reasonably request.

At such time as each Customer Project is completed and ready for service, Owner shall provide written notice thereof to Customer.  As soon as practical thereafter, Owner shall provide written notice to Customer (the “Completion Notice”), which shall set forth the incremental per barrel fees that will (i) permit Owner to recover an amount equal to the sum of (X) [***] % of the estimated costs incurred by Owner to complete the Customer Project plus (Y) an amount equal to

[***] Denotes redacted information	3

[***] ($[***]) (the “Tank Value Amount”) multiplied by the shell capacity in Barrels of any pre-existing tank that is refurbished or brought back into service as part of the Customer Project (collectively, the “Capital Recovery Amount”) over a two-year period (the “Additional Per Barrel Capital Recovery Throughput Fee”) and (ii) permit Owner to recover the incremental operating and maintenance costs that Owner estimates it will incur in connection with such Customer Project over the remaining portion of the Term (the “Additional Per Barrel Operating Recovery Throughput Fee), each based on the Minimum Annual Throughput Commitment at the Southeast Terminals; provided, that the Capital Recovery Amount shall not include any costs, liabilities or damages to the extent that such costs, liabilities or damages (a) are incurred by Owner due to the failure of Owner or Owner’s agents, contractors or employees to comply with Applicable Law or (b) arise due to the negligence or willful misconduct of Owner or Owner’s agents, contractors or employees.  Each Completion Notice shall also include invoices (or other similar supporting documentation) evidencing in reasonable detail all costs (including engineering, materials and construction costs) that comprise the Capital Recovery Amount.  Once Owner has determined the total actual costs incurred by Owner to complete the Customer Project, Owner will provide a notice (the “Adjusted Completion Notice”) to the Customer including (I) the adjusted Additional Per Barrel Capital Recovery Throughput Fee that will apply following the date of such notice and (II) the one-time adjustment to be paid by Customer or credited by Owner to account for any over or short payment made during the period between the date of the Completion Notice and the date of the Adjusted Completion Notice.

The Throughput Fees described in Section 3 of this Agreement shall be increased (1) during the [***] period commencing on the first day of the first Month beginning after Customer’s receipt of the Completion Notice, by an amount equal to the Additional Per Barrel Capital Recovery Throughput Fee with respect to the volumes of Customer’s Product based upon the applicable Minimum Monthly Throughput Commitment and (2) commencing on the first day of the first Month beginning after Customer’s receipt of the Completion Notice, by an amount equal to the Additional Per Barrel Operating Recovery Throughput Fee with respect to the volumes of Customer’s Product based upon the applicable Minimum Monthly Throughput Commitment.

22.4  Additional Tankage at the Southeast Terminals.  During the Term of this Agreement, Customer shall have a right of first refusal (the “ROFR”) with respect to (i) the right to utilize any new tanks that Owner may propose to construct and place into operation for Product service for a Third Party at the Southeast Terminals after March 1, 2016 and (ii) the right to utilize any tanks that Owner may propose to refurbish and place into operation for Product service for a Third Party at the Identified Southeast Terminals after March 1, 2016 (“Additional Tankage”).

(a)        Notice of Terminaling Availability.  In the event that Owner proposes to offer terminaling services with respect to Additional Tankage to a Third Party, then Owner shall give written notice (the “First Refusal Notice”) to Customer at least 30 days prior to entry into any definitive agreement,  unless such definitive

[***] Denotes redacted information	4

agreement is conditioned upon satisfaction of the ROFR.  The First Refusal Notice shall set forth in reasonable detail the proposed terms of such terminaling services,  including, without limitation, the throughput fees and minimum annual throughput commitment, as applicable (the “Offered Agreement”).

(b)        First Refusal Right.  During the period ending thirty (30) days after the receipt of the First Refusal Notice by Customer, Customer shall have the absolute right to enter into a new agreement with Owner on terms similar to the Offered Agreement in all material respects (a “ROFR Agreement”).  If in its sole discretion Customer elects to exercise such right, Customer shall deliver written notice of its election to enter into such ROFR Agreement.

(c)        Forfeiture of Rights.  Notwithstanding the foregoing, if Customer does not agree to enter into a particular ROFR Agreement within the time period set forth above, then Customer shall be deemed to have forfeited any right to enter into such ROFR Agreement with respect to that particular First Refusal Notice, and Owner shall be free to enter into or proceed with the Offered Agreement at any time within sixty (60) days after the date of the First Refusal Notice.  Any such Offered Agreement shall be entered into at not less than the price and upon other terms and conditions, if any, not more favorable to the proposed customer than those specified in the First Refusal Notice.  Any Additional Tankage not bound by an Offered Agreement within such 60-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 22.4.”

2.3.      All references to the “Montvale Terminal” in the Agreement, including but not limited to Section 2 of Attachment “A” to the Agreement, are deleted in their entirety.  For the avoidance of doubt, the Montvale Terminal shall no longer be included in the definition of Southeast Terminals.

2.4.      Section III of Attachment “A-1” to the Original TSA is deleted in its entirety and replaced with the following:

“III.     Additive/Lubricity Fees:

Any additization, lubricity or dyeing injected into the Product pursuant to Customer’s request (or the request of Customer’s client(s) designated by Customer in writing) will be charged in addition to the Throughput Fee above at a rate of (i) when Owner provides the additive, $[***] per gallon of Product up to the lowest additive concentration required by the EPA (“LAC”), (ii) when Owner provides the additive,  $[***] per gallon of Product for all additive for treat rates in excess of LAC up to and including a treat rate of three (3) times LAC, (iii) when Owner provides additive, an amount equal to the Calculated Additive Value per gallon of Product for treat rates in excess of three (3) times LAC and (iv)  when Customer or Customer’s designated client provides additive, $[***] per gallon of Product.  The “Calculated Additive Value” means an amount equal to $[***] plus ($[***] multiplied by the sum of the requested treat rate minus three (3)).

[***] Denotes redacted information	5

For example, if the Customer requests a treat rate of 4.5 times LAC for 100,000 gallons of Product, the corresponding Additive/Lubricity Fee would be 100,000 x [$[***] +  ($[***] x (4.5 – 3))] = $[***].

Notwithstanding anything to the contrary in this Agreement, (i) injection of a conductivity additive shall be considered part of the lubricity additive injection at no additional fee and (ii) Owner shall not be obligated to provide additive concentration injection beyond Owner’s operational capabilities.”

2.5.      Section V(E) of Attachment “A-1” to the Original TSA is deleted in its entirety and replaced with the following:

E.         Water or other material removal and disposal: Customer shall reimburse Owner for any actual costs incurred in connection with removal of water or other material in or associated with Customer’s product at any time, except if such water or other material is generated by tank-cleaning, maintenance, or hydro-testing activities not requested by Customer.

2.6.      As of the Effective Date of this Tenth Amendment, the Minimum Annual Throughput Commitment shall be [***] Barrels.

2.7.      As of the Effective Date of this Tenth Amendment, the new fees  relating to Customer Projects set forth below shall become effective:

Authorization for Expenditure - Throughput Fee Adders		Historical Fee (Dollars)	New Fee (Dollars)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

3.     ARTICLE III: MISCELLANEOUS PROVISIONS

3.1.      Effective Date.  This Tenth Amendment shall be effective as of the date hereof.

[***] Denotes redacted information	6

3.2.      Scope of Tenth Amendment. The Original TSA is amended only as expressly modified by this Tenth Amendment.  Except as expressly modified by this Tenth Amendment, the terms of the Original TSA remain unchanged, and the Original TSA is hereby ratified and confirmed by the Parties in all respects.  In the event of any inconsistency between the terms of the Original TSA and this Tenth Amendment, this Tenth Amendment shall prevail to the extent of such inconsistency.

3.3.      Representations and Warranties. Each Party represents and warrants that this Tenth Amendment has been duly authorized, executed and delivered by it and that each of this Tenth Amendment and the Original TSA constitutes its legal, valid, binding and enforceable obligation, enforceable against it in accordance with its terms, except to the extent such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

3.4.      No Waiver. Except as expressly provided herein, the execution and delivery of this Tenth Amendment shall not be deemed or construed to (i) constitute an extension, modification or waiver of any term or condition of the Original TSA, (ii) give rise to any obligation on the part of any Party to extend, modify or waive any term or condition of the Original TSA, or (iii) be a waiver by any Party of any of its rights under the Original TSA, at law or in equity.

3.5.      Reaffirmation. Each Party hereby reaffirms each and every representation, warranty, covenant, condition, obligation and provision set forth in the Original TSA, as modified hereby.

3.6.      Choice of Law.   This Tenth Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

3.7.      Jurisdiction.  The Parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Tenth Amendment or the transactions contemplated hereby shall be brought and determined exclusively in in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), and that any cause of action arising out of this Tenth Amendment shall be deemed to have arisen from a transaction of business in the State of Delaware, and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

3.8.      Waiver of Jury Trial. Each Party further waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any proceedings relating to this Tenth Amendment.

[***] Denotes redacted information	7

3.9.      Severability. If any Article, Section or provision of this Tenth Amendment shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Tenth Amendment and the remaining portions of this Tenth Amendment shall remain in full force and effect.

3.10.    Counterparts: Facsimile Signatures. This Tenth Amendment may be executed by the Parties in separate counterparts and delivered by electronic or facsimile transmission or otherwise and all such counterparts shall together constitute one and the same instrument.

[signature page follows]

[***] Denotes redacted information	8

IN WITNESS WHEREOF, the Parties have executed this Tenth Amendment to Terminaling Services Agreement – Southeast and Collins/Purvis as of the date first written above.

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC, its general partner

By:	/s/ H. Michael Krimbill
Name:	H. Michael Krimbill
Title:	Chief Executive Officer

TRANSMONTAIGNE PARTNERS LLC

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Chief Executive Officer